                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


    Date of Report (Date of Earliest Event Reported):  December 19, 1996

                           SEACOR HOLDINGS, INC.
---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

            1-12289                                    13-3542736
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

 11200 Westheimer, Suite 850, Houston, Texas                   77042
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (713) 782-5990
---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

     Item 2.   Acquisition or Disposition of Assets
     ------    ------------------------------------

          On December 19, 1996, SEACOR Holdings, Inc. ("SEACOR" or the "Company") and certain of its subsidiaries acquired substantially all of the offshore vessel assets and certain related joint venture interests owned by SMIT Internationale N.V. ("SMIT") and its subsidiaries and entered into certain related transactions (collectively, the "SMIT Transaction").

     As more fully described below, the definitive agreements provide for the delivery of consideration by SEACOR and its subsidiaries, including amounts payable under lease purchase arrangements for two vessels, consisting of
     (i) approximately $71.1 million in aggregate cash payments (based on certain assumptions and before giving effect to certain adjustments), (ii) 712,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") (which shares, based on the closing price of the Common Stock on the New York Stock Exchange, Inc. on December 18, 1996, have a value of approximately $45.6 million), and (iii) $22 million principal amount of 5-3/8% convertible subordinated notes due November 15, 2006 (the "Convertible Notes"). The Convertible Notes are convertible into shares of Common Stock at any time prior to November 15, 2006 at a conversion price of $66.00 per share. In addition, SEACOR may pay to SMIT, in a combination of cash and non-convertible notes, up to $47.2 million of additional consideration based upon the earnings generated by the assets acquired from SMIT during 1997 and 1998. The acquired assets effectively include 24 vessels that SMIT owned and SMIT's interests in joint ventures that own 21 vessels. Certain assets and consideration will be transferred after the closing. In addition, it is intended that SEACOR will cause an entity in which it or a subsidiary owns an equity interest to acquire, on or before April 30, 1997, an additional four vessels that are owned by a Malaysian joint venture in which SMIT has an interest for $12.9 million (the "Malaysian Purchase").

          More specifically, an Asset Purchase Agreement, dated as of December 19, 1996 (the "Asset Purchase Agreement") by and among the Company and certain of its subsidiaries (the "Purchasers") and SMIT and certain of its subsidiaries (the "Sellers"), provides for the acquisition by the Purchasers of 22 vessels owned by the Sellers and the Sellers' interests in joint ventures that own an additional 21 vessels. As of the closing held on December 19, 1996, the Company acquired the vessels that had been owned by the Sellers and interests in joint ventures that own 18 vessels, subject in certain cases to subsequent transfer of legal title, recordation or related matters. The Sellers are to transfer interests in a Chilean joint venture that owns three vessels in January 1997.




                                Page 2 of 8 pages

          The consideration payable under the Asset Purchase Agreement consists of approximately $54.4 million in cash, 712,000 shares of Common Stock and $15.25 million principal amount of Convertible Notes. All of the consideration was paid at the closing, with the exception of (i) 15,483 shares of Common Stock and $3.75 million principal amount of Convertible Notes which are to be delivered on or before December 27, 1996 and (ii) 31,517 shares of Common Stock payable upon the transfer of the Sellers' interests in a Chilean joint venture in January 1997. Additional consideration may be payable to the Sellers in 1999, 50% in cash and 50% in five-year non-convertible subordinated notes, depending upon the earnings generated by the assets acquired during calendar years 1997 and 1998, which additional consideration will be up to $42.6 million or, if the Malaysian Purchase is consummated, up to $47.2 million.

          The Asset Purchase Agreement also provides that SEACOR will use commercially reasonable efforts to nominate and elect to SEACOR's Board of Directors one person designated by SMIT for so long as SMIT is the beneficial owner of at least 5% of the Common Stock.

          On December 19, 1996, SEACOR-SMIT Offshore II B.V., a subsidiary of SEACOR, entered into lease purchase agreements for two vessels as set forth in certain bareboat charter agreements (collectively, the "Bareboat Charter Agreements"). Under the Bareboat Charter
     Agreements, SEACOR-SMIT Offshore II B.V. will lease two vessels over a five-year term for aggregate cash lease payments of approximately $13.3 million with an obligation to purchase such vessels at the purchase prices of $5.4 million and $5.6 million, respectively, at the end of such five-year term. The Bareboat Charter Agreements also provide SEACOR-SMIT Offshore II B.V. with the option to purchase such vessels at any time during the five-year term at purchase prices specified therein (initially $9.8 million and $10.3 million, respectively, and declining thereafter), with $3,375,000 of the purchase price for each vessel being payable with Convertible Notes in such principal amount.


          With respect to the Malaysian Purchase, SEACOR and SMIT signed a letter (the "Malaysian Side Letter"), setting forth their mutual intention to consummate the Malaysian Purchase, including the understanding that SMIT will not offer to sell its interest in the Malaysian joint venture or the vessels owned by it, or entertain offers from others to purchase the same, until the Malaysian Purchase is consummated.

          In addition, SEACOR entered into a joint venture agreement with SMIT-Lloyd (Antillen) N.V., a subsidiary of SMIT (the "Joint Venture Agreement"). Pursuant to the Joint Venture Agreement, the parties contributed their interests in nine vessels to a newly-formed company organized under the laws of the Bahamas, with each party owning a 50% interest therein. The vessels owned by such company will engage in offshore marine support services.


                                Page 3 of 8 pages

          The foregoing transactions are intended to further diversify the Company's international market presence and are expected to enable the Company to broaden the range of services which it offers to its customers. The Company's increased international presence should provide the Company with greater flexibility in moving vessels and related assets to the geographical markets offering the highest returns and should facilitate the Company's ability to provide ancillary services such as logistics and environmental services on an international basis. Although there can be no assurance that the transactions will have a positive impact on the Company, management anticipates that this further international development of the Company will improve the financial results and performance of the Company in the future.

          In connection with the Asset Purchase Agreement, SEACOR and Smit International Overseas B.V., a subsidiary of SMIT, entered into an Investment and Registration Rights Agreement (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, SEACOR has agreed to prepare and file with the Commission, as soon as practicable after consummation of the SMIT Transaction, a "shelf" registration statement to permit resales by Smit International Overseas B.V. of the Common Stock and Convertible Notes received in the SMIT Transaction. In addition, Smit International Overseas B.V. has certain incidental or "piggy back" registration rights with respect to certain proposed registrations of equity securities of SEACOR.

          In addition, the Company and certain of its subsidiaries entered into a license agreement, dated as of December 19, 1996, with SMIT (the "License Agreement"). Pursuant to the License Agreement, SMIT granted the Company and certain of its subsidiaries certain rights to use the names and logos of SMIT, including the right of the Company to use the name "SMIT" in its corporate name. The Company announced in its press release dated December 19, 1996 that it intends to change its corporate name to SEACOR-SMIT Inc.

          Certain subsidiaries of SEACOR and companies in which SEACOR has a 50% equity interest also entered into certain arrangements with respect to the management of the acquired vessels by SMIT set forth in ship management agreements, each dated December 19, 1996 (collectively, the "Management Agreements"). In addition, the Company has entered into certain arrangements with respect to certain salvage and maritime contracting matters set forth in an agreement, dated December 19, 1996, between SEACOR and SMIT (the "Salvage and Maritime Contracting Agreement").

          Each of the Asset Purchase Agreement, the Bareboat Charter Agreements, the Malaysian Side Letter, the Joint Venture Agreement, the Registration Rights Agreement, the License Agreement, a form of Management Agreement and the Salvage and Maritime Contracting Agreement is filed as an Exhibit hereto and is incorporated herein by reference, and the summaries of such agreements are qualified in their entirety by reference to the copies of those agreements filed as Exhibits to this Report.


                                Page 4 of 8 pages

     Item 7.   Financial Statements and Exhibits
     ------    ---------------------------------

     (a)  Financial Statements of Business Acquired.

          It is impracticable for the Company to file the financial statements for the acquired business at this time. The required financial statements will be filed in an amendment to this Report as soon as practicable, but not later than March 4, 1997.

     (b)  Pro Forma Financial Information.

          It is impracticable for the Company to file the pro forma financial information for the acquired business at this time. The required pro forma financial information will be filed in an amendment to this Report as soon as practicable, but not later than March 4, 1997.

     (c)  Exhibits.

          2.0 Asset Purchase Agreement, dated as of December 19, 1996, by and among SEACOR Holdings, Inc. and certain of its subsidiaries, and SMIT Internationale N.V. and certain of its subsidiaries.

          4.0 Investment and Registration Rights Agreement, dated as of December 19, 1996, among SEACOR Holdings, Inc. and SMIT International Overseas B.V.

          10.0 Joint Venture Agreement, dated December 19, 1996, between SEACOR Holdings, Inc. and SMIT-Lloyd (Antillen) N.V.

          10.1 Bareboat Charter Agreement, dated December 19, 1996, between SEACOR-SMIT Offshore II B.V. and SMIT-Lloyd B.V.

          10.2 Bareboat Charter Agreement, dated December 19, 1996, between SEACOR-SMIT Offshore II B.V. and SMIT-Lloyd B.V.

          10.3 Malaysian Side Letter, dated December 19, 1996, between SEACOR and SMIT.

          10.4 Form of Management Agreement.

          10.5 Salvage and Maritime Contracting Agreement, dated December 19, 1996, between SEACOR Holdings, Inc. and SMIT
               Internationale N.V.


                                Page 5 of 8 pages

          10.6 License Agreement, dated as of December 19, 1996, by and among SEACOR Holdings, Inc. and certain of its subsidiaries, and SMIT.

          99.0 SEACOR Holdings, Inc. Press Release dated December 19, 1996.


     Item 9.   Sales of Equity Securities Pursuant to Regulation S.
     ------    ---------------------------------------------------

          As part of the SMIT Transaction, the Company (i) on December 19, 1996, issued 665,000 shares of Common Stock and $11.5 million principal amount of the Convertible Notes to Smit International Overseas B.V., at the direction and for the benefit of the Sellers,
     (ii) on or before December 27, 1996, will issue 15,483 shares of Common Stock and $3.75 million principal amount of the Convertible Notes to Smit International Overseas B.V., at the direction and for the benefit of the Sellers, and (iii) upon the transfer of Sellers' interests in a Chilean joint venture in January 1997 as contemplated by the Asset Purchase Agreement, will issue 31,517 shares of Common Stock to Smit International Overseas B.V., at the direction and for the benefit of the Sellers, in each case outside of the United States in an offshore transaction in reliance on Regulation S under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.


                                Page 6 of 8 pages

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SEACOR HOLDINGS, INC.



     DATE:  DECEMBER 24, 1996      By:  /s/ Randall Blank
                                      ---------------------------
                                       Randall Blank, Executive Vice
                                       President, Chief Financial Officer
                                       and Secretary



                                Page 7 of 8 pages

                                  EXHIBIT INDEX

     Exhibit No.              Description                             Page No.
     -----------              -----------                             --------


     2.0       Asset Purchase Agreement, dated as of
               December 19, 1996, by and among SEACOR Holdings,
               Inc. and certain of its subsidiaries, and SMIT
               Internationale N.V. and certain of its subsidiaries.

     4.0 Investment and Registration Rights Agreement, dated as of December 19, 1996, among SEACOR
               Holdings, Inc. and SMIT International Overseas B.V.

     10.0 Joint Venture Agreement, dated December 19, 1996, between SEACOR Holdings, Inc. and SMIT-Lloyd
               (Antillen) N.V.

     10.1 Bareboat Charter Agreement, dated December 19, 1996, between SEACOR-SMIT Offshore II B.V. and
               SMIT-Lloyd B.V.

     10.2 Bareboat Charter Agreement, dated December 19, 1996, between SEACOR-SMIT Offshore II B.V. and
               SMIT-Lloyd B.V.

     10.3 Malaysian Side Letter, dated December 19, 1996, between SEACOR and SMIT.

     10.4      Form of Management Agreement.

     10.5      Salvage and Maritime Contracting Agreement, dated
               December 19, 1996, between SEACOR Holdings, Inc. and SMIT Internationale N.V.

     10.6 License Agreement, dated as of December 19, 1996, by and among SEACOR Holdings, Inc. and certain of its subsidiaries, and SMIT.

     99.0      SEACOR Holdings, Inc. Press Release dated December 19, 1996.



                                Page 8 of 8 pages


     NYFS11...:\93\73293\0004\2505\FRMD186J.15F